UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

INTERNATIONAL TOWER HILL MINES LTD.

(Exact name of registrant as specified in its charter)

British Columbia,
Canada	001-33638	Not Applicable
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

2300-1177 West Hastings Street,
Vancouver, British Columbia, Canada	V6E 2K3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604)683-6332

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

International Tower Hill Mines Ltd. (“we” or the “Company”) transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”).  We are filing this Current Report on Form 8-K to amend our unaudited condensed consolidated interim financial statements for (i) the three months ended March 31, 2012, (i) the three and six months ended June 30, 2012 and (iii) the three and nine months ended September 30, 2012 (collectively, the “2012 Interim Financial Statements”) to reflect the Company’s transition to U.S. GAAP.  The original 2012 Interim Financial Statements were filed on Forms 6-K on May 10, 2012, August 14, 2012 and November 14, 2012, respectively, under IFRS.

Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2012 Interim Financial Statement.  These amended unaudited condensed consolidated interim financial statements supersede the Company’s original 2012 Interim Financial Statements.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Condensed Consolidated Interim Financial Statements for the three months ended March 31, 2012
99.2	Form 52-109F2R Certification of Interim Filings full Certificate, for the interim period ended March 31, 2012 - CEO
99.3	Form 52-109F2R Certification of Interim Filings full Certificate, for the interim period ended March 31, 2012 - CFO
99.4	Condensed Consolidated Interim Financial Statements for the three and six months ended June 30, 2012
99.5	Form 52-109F2R Certification of Interim Filings full Certificate, for the interim period ended June 30, 2012 - CEO
99.6	Form 52-109F2R Certification of Interim Filings full Certificate, for the interim period ended June 30, 2012 - CFO
99.7	Condensed Consolidated Interim Financial Statements for the three and nine months ended September 30, 2012
99.8	Form 52-109F2R Certification of Interim Filings full Certificate, for the interim period ended September 30, 2012 - CEO
99.9	Form 52-109F2R Certification of Interim Filings full Certificate, for the interim period ended September 30, 2012 - CFO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2013

INTERNATIONAL TOWER HILL MINES LTD.
(Registrant)

	By:	/s/ Tom S. Q. Yip

Tom S. Q. Yip
Chief Financial Officer